                         SEE LEGENDS ON REVERSE SIDE


                        INCORPORATED UNDER THE LAWS OF
                            THE STATE OF DELAWARE


                               [PAGEMART LOGO]
        NUMBER                                                  SHARES


                           PAGEMART WIRELESS, INC.

THIS CERTIFICATE IS TRANSFERABLE               CLASS A CONVERTIBLE COMMON STOCK
IN DALLAS, TEXAS; CLEVELAND, OHIO                     CUSIP 69553J 10 4
OR NEW YORK, NEW YORK                        SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT







is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A CONVERTIBLE COMMON STOCK,
                        $.0001 PAR VALUE PER SHARE, OF

                           PageMart Wireless, Inc.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation and Bylaws of the Corporation and all amendments thereof, copies of which are on file with the Transfer Agent, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.


                       [PAGEMART WIRELESS CORPORATE SEAL]


                                           DATED:

/s/ JOHN D. BELETIC                        COUNTERSIGNED AND REGISTERED:
                                              KeyCorp Shareholder Services, Inc.
President and Chief Executive Officer

                                                                  TRANSFER AGENT
/s/ TODD A. BERGWALL                       BY                      AND REGISTRAR


                            Secretary                       AUTHORIZED SIGNATURE


                                                     AMERICAN BANK NOTE COMPANY.

                           PAGEMART WIRELESS, INC.


     The shares represented by this Certificate may be subject to redemption at any time by the Corporation in order to reduce the Corporation's percentage of foreign ownership, as described more fully in Article X of the Amended and Restated Certificate of Incorporation of the Corporation. The Corporation's Amended and Restated Certificate of Incorporation authorizes the Board of Directors, upon written notice to the holder, to cause the Corporation to redeem shares owned by foreigners (non-U.S. citizens or their representatives, a foreign government or its representatives, or a foreign corporation), at their then current market value, as determined pursuant to Article X.

     The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights, including the restrictions described above. A Stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                      Custodian
                    --------------------           ------------------------
                          (Cust)                            (Minor)
                    under Uniform Gifts to Minors Act
                                                      ---------------------
                                                            (State)

   Additional abbreviations may also be used though not in the above list.

   For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

- --------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,                                X
       --------------------------       ----------------------------------------
                                                      (SIGNATURE)
          NOTICE:
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.             --)  X
                                        ----------------------------------------
                                                      (SIGNATURE)

                                      ------------------------------------------
                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN "ELIGIBLE GUARANTOR INSTITUTION" AS
                                      DEFINED IN RULE 17Ad-15 UNDER THE
                                      SECURITIES EXCHANGE ACT OF 1934, AS
                                      AMENDED.
                                      ------------------------------------------
                                      SIGNATURE(S) GUARANTEED BY:


                                      ------------------------------------------